UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2021

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On July 29, 2021, Acadia Realty Trust (the “Company”) and Acadia Realty Limited Partnership, the operating partnership of the Company, entered into Amendment No. 2 (“Amendment No. 2”) to the ATM Equity Offering Sales Agreement (as amended, the “Sales Agreement”) with each of BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, in their capacity as sales agents (“Sales Agents”) and forward sellers (“Forward Sellers”), and the Sales Agents or certain of their respective affiliates, in their capacity as forward purchasers (“Forward Purchasers”), relating to the offering of up to $250,000,000 of common shares of beneficial interest, par value $0.001 per share, of the Company (the “Shares”) under an at-the-market program.

Amendment No. 2 was entered into in order to (i) include J.P. Morgan Securities LLC as an additional Sales Agent and Forward Seller, and JPMorgan Chase Bank, National Association as an additional Forward Purchaser, and (ii) modify the commission to be paid to each Forward Seller in connection with any forward sale agreement from a rate not to exceed 1.5% of the gross sales price of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller to a rate not to exceed 2.0% of such gross sales price.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (File No. 333-249900), which became effective automatically upon filing with the Securities and Exchange Commission (the “Commission”) on November 6, 2020. The prospectus supplement reflecting Amendment No. 2 was filed with the Commission on July 29, 2021 (the “Prospectus Supplement”). As of the date of the Prospectus Supplement, Shares having an aggregate gross sales price of up to $123,642,824 remained available for future issuance under the Sales Agreement.

A copy of Amendment No. 2 is filed herewith as Exhibit 1.1 and is incorporated herein by reference. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1

Amendment No. 2 to ATM Equity Offering Sales Agreement, dated July 29, 2021, by and among Acadia Realty Trust, Acadia Realty Limited Partnership, and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, in their capacity as sales agents and forward sellers, and the sales agents or certain of their respective affiliates, in their capacity as forward purchasers

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ Jason Blacksberg
	Name:	Jason Blacksberg
August 3, 2021	Title:	Sr. Vice President and General Counsel